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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 30, 2003



                              QUOTESMITH.COM, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

            DELAWARE                      0-26781               36-3299423
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(State or other jurisdiction of         (Commission            (IRS Employer
         incorporation)                 File Number)         Identification No.)

 8205 South Cass Avenue, Darren, Illinois                          60561
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   (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code  630-515-0170
                                                    ------------


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    ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED IN THIS ITEM 9 IS
                           FURNISHED UNDER ITEM 12).


         In accordance with Securities Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure."

         This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On July 30, 2003, we announced our results of operations and financial position as of and for the three and six month periods ended June 30, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       QUOTESMITH.COM, INC.


DATED:  July 30, 2003                  By: /s/ Phillip A. Perillo
                                           ---------------------------
                                           Phillip A. Perillo
                                           Senior Vice President and
                                           Chief Financial Officer







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